Cash and cash equivalents	6 Months Ended
Jun. 30, 2026
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents
4.1 Cash and cash equivalents

(CHF in millions)	6/30/2026	12/31/2025

Current bank accounts	385.5	382.6
Digital wallets	20.2	13.5
Fixed deposits	799.8	623.7
Cash and cash equivalents(1)	1,205.6	1,019.9
(1) Net cash and cash equivalents as of June 30, 2026 includes restricted cash in the amount of CHF 0.9 million (December 31, 2025: CHF 0.9 million).
Fixed deposits are comprised of short-term highly liquid investments which are readily convertible into cash with maturity of three months or less and are subject to an insignificant risk of change in value. Digital wallets mainly include deposit account balances at online payment platforms, primarily PayPal.